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                                                                   EXHIBIT 99.01


                                December 19, 2001


Handspring, Inc.
2831 Mission College Boulevard
Santa Clara, CA  95054

Ladies and Gentlemen:

         We have examined the Registration Statement on Form S-3 (File No. 333-73616) (the "REGISTRATION STATEMENT") filed by Handspring, Inc., a Delaware corporation (the "COMPANY"), on November 19, 2001 and Amendment No. 1 thereto filed on December 7, 2001, in connection with the registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), of up to an aggregate of $75,000,000 of the Company's debt securities, shares of preferred stock, shares of common stock or warrants to purchase debt securities, preferred stock or common stock, as described under "Securities to be Registered" in the Registration Statement (the "SECURITIES"). With the prospectus and prospectus supplements which comprise part of the Registration Statement, the Company may offer and sell the Securities from time to time on a delayed or continuous basis.

         The Company currently proposes to sell up to an aggregate of 9,888,945 shares (the "TAKEDOWN SHARES") of the Company's Common Stock, $0.001 par value per share (the "COMMON STOCK"), under the Registration Statement (the "OFFERINGS"), including (i) up to 8,050,000 shares to Credit Suisse First Boston Corporation (the "UNDERWRITER") pursuant to the Underwriting Agreement dated December 19, 2001 between the Company and the Underwriter (the "UNDERWRITING AGREEMENT"), and (ii) 1,838,945 shares to an investor (the "INVESTOR") pursuant to a subscription agreement dated December 18, 2001 between the Company and the Investor (the "SUBSCRIPTION AGREEMENT").

         In addition to the Registration Statement, we have also examined the following in rendering this opinion:

         (1) the Second Amended and Restated Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State on June 26, 2000;

         (2) the Restated Bylaws of the Company, as adopted on May 16, 2000;

         (3) the Current Report on Form 8-K with which this opinion is filed as an exhibit;

         (4) the base prospectus comprising part of the Registration Statement, as amended (the "BASE PROSPECTUS"), and the accompanying prospectus supplements applicable to each of the Offerings (each, a "PROSPECTUS SUPPLEMENT");
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         (5)      the resolutions of the Company's Board of Directors (the
                  "BOARD") adopted at a meeting on November 14, 2001, approving the filing of the Registration Statement and the issuance of up to $60,000,000 of the Securities;

         (6) the action by unanimous written consent of the Board dated December 6, 2001, approving the issuance of up to an additional $15,000,000 of the Securities and establishing a pricing committee of the Board to approve each offering of Securities and the terms of any such sale;

         (7) the resolutions of the pricing committee of the Board dated December 18, 2001, approving the appointment of the Underwriter, authorizing the Company to enter into the Underwriting Agreement and the Subscription Agreement, and approving the terms of the Offerings (the "PRICING COMMITTEE RESOLUTIONS");

         (8)      the Underwriting Agreement;

         (9)      the Subscription Agreement;

         (10)     the form of certificate representing shares of Common Stock;

         (11) a statement from the Company as of the date hereof as to the number of (i) outstanding shares of capital stock, (ii) issued and outstanding options, warrants and rights to purchase capital stock, and (iii) any additional shares of capital stock reserved for future issuance in connection with the Company's stock option and stock purchase plans and all other plans, agreements or rights;

         (12) a statement from the Company's transfer agent as to the number of issued and outstanding shares of Common Stock as of the date of this opinion; and

         (13) a Management Certificate addressed to us and dated of even date herewith executed by the Company containing factual and other representations.

         In our examination of documents for purposes of this opinion, we have assumed, and express no opinion as to, the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to originals and completeness of all documents submitted to us as copies, the legal capacity of all persons or entities executing the same (other than the Company), the lack of any undisclosed termination, modification, waiver or amendment to any documents reviewed by us, and the due authorization, execution and delivery of all documents where authorization, due execution and delivery are prerequisites to the effectiveness thereof (other than the due authorization, execution and delivery of the documents described above by the Company). We have also assumed that, if and to the extent that the Takedown Shares are issued in certificated form, the certificates representing the Takedown Shares will be, when issued, properly signed by authorized officers of the Company or their agents.


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         As to matters of fact relevant to this opinion, we have relied solely upon our examination of the documents referred to above and have assumed the current accuracy and completeness of the information included in the documents referred to above and the representations and warranties made by representatives of the Company to us, including but not limited to those set forth in the Management Certificate. We have made no independent investigation or other attempt to verify the accuracy of any of such information or to determine the existence or non-existence of any other factual matters; however, we are not aware of any facts that would cause us to believe that the opinions expressed herein are not accurate.

         In connection with our opinion expressed below, we have assumed that, at or prior to the time of the delivery of any of the Takedown Shares, there will not have occurred any change in law affecting the validity of the Takedown Shares.

         We are admitted to practice law in the state of California, and this opinion is rendered only with respect to, and no opinion is expressed herein concerning the application or effect of the laws of any jurisdiction other than, the existing laws of the United States of America, the existing laws of the state of California, and the Delaware General Corporation Law, the Delaware Constitution and reported judicial decisions interpreting these laws.

        Based upon the foregoing, we are of the opinion that the Takedown Shares, when issued, sold and delivered in the manner and for the consideration stated in the Pricing Committee Resolutions, the Registration Statement, the Base Prospectus and applicable Prospectus Supplement and pursuant to the terms of the Underwriting Agreement or Subscription Agreement, as applicable, will be validly issued, fully paid and nonassessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and further consent to all references to us, if any, in the Registration Statement, the Prospectus and any amendments or supplements thereto. This opinion is intended solely for use in connection with the issuance and sale of Takedown Shares under the Registration Statement and is not to be relied upon for any other purpose. This opinion speaks as of the date first above written, and we assume no obligation to advise you of any fact, circumstance, event or change in the law or the facts that may hereafter be brought to our attention whether or not such occurrence would affect or modify the opinions expressed herein.

                                     Very truly yours,

                                     FENWICK & WEST LLP


                                     By: /s/ ROBERT A. FREEDMAN
                                         -------------------------------
                                          Robert A. Freedman, a Partner





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